SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                     FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) December 15, 1998

                     Partners First Receivables Funding, LLC
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              (Exact Name of Registrant as Specified in its Charter)


                     Partners First Credit Card Master Trust
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                     (Issuer with respect to the Securities)

                                     Delaware
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                  (State or Other Jurisdiction of Incorporation)


 333-29495 and 333-29495-01                               52-2072056
  (Commission File Numbers)                 (I.R.S. Employer Identification No.)

                                   410-855-8600
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               (Registrant's Telephone Number, Including Area Code)



                                  Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




                                            Index to Exhibits appears at page 4.

Item 5. Other Events.

      The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

      On November 2, 1998, Partners First sold $32,575,416.61 of charged-off receivables from the Credit Card Master Trust. The charged-off receivables had arisen from 18,162 accounts. The sale generated $1,340,775.83 of recoveries in November.


Item 7. Financial Statements and Exhibits.

      (c) Exhibits.


Exhibit No.    Document Description
-----------    --------------------

    20         Monthly Servicer's Certificate.

                                    SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                              PARTNERS FIRST RECEIVABLES FUNDING, LLC
                                          (Registrant)



Dates:  December 15, 1998     By:    /s/ Mark J. Norwicz
                                     ---------------------------
                              Name:  Mark J. Norwicz
                              Title: Treasurer



                              PARTNERS FIRST CREDIT CARD MASTER TRUST
                                       (Co-Registrant)



Dates:  December 15, 1998     By:   PARTNERS FIRST RECEIVABLES FUNDING, LLC
                                    (Originator of the Co-Registrant)



                              /s/ Mark J. Norwicz
                              ---------------------------
                              Name: Mark J. Norwicz
                              Title:      Treasurer

INDEX TO EXHIBITS

Exhibit No.     Document Description
-----------     --------------------

20              Monthly Servicer's Certificate.